                                                                     Exhibit 99


                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE


In re:                                               Case No.: 399-02649
                                                               -----------------
       SERVICE MERCHANDISE COMPANY, INC.                       THROUGH 399-02680
       ---------------------------------                       -----------------

                                                     Judge:    PAINE
                                                               -----------------

                                                     Chapter 11

Debtor(s)

           MONTHLY OPERATING REPORT FOR PERIOD ENDING January 2, 2000
                                                      ---------------

           COMES NOW, SERVICE MERCHANDISE COMPANY, INC.
                      ---------------------------------

      Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing November 29, 1999 and ending January 2, 2000 as shown by the report and exhibits consisting of 10 pages and containing the following as indicated:

           [X]   Monthly Reporting Questionnaire (Attachment 1)

           [ ]   Comparative Balance Sheets (Forms OPR-1 & OPR-2)

           [N/A] Summary of Accounts Receivable (Form OPR-3)

           [X]   Schedule of Postpetition (Secured Debt) Liabilities
                 (Form OPR-4)

           [ ]   Statement of Income (Loss) (Form OPR-5)

           I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief. This report is based on preliminary unaudited results, and includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. The Debtor and the U.S. Trustee have also agreed that the Debtor will file the remaining reports and forms by February 21, 2000. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U.S. Trustee.

      Date: _____________         DEBTOR - IN - POSSESSION

                                  By: __________________________________________

                                  Name and Title: TOM GARRETT,
                                                  ------------------------------
                                                  SENIOR VICE PRESIDENT & CFO
                                                  ------------------------------

                                  Address:        7100 SERVICE MERCHANDISE DRIVE
                                                  ------------------------------
                                                  BRENTWOOD, TENNESSEE 37027
                                                  ------------------------------

                                  Telephone No:   660-3477
                                                  ------------------------------
Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et. al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

1. Payroll


                                                                                       WAGES                       TAXES
    OFFICERS                                 TITLE                              GROSS           NET          DUE            PAID
----------------------------------------------------------------------------------------------------------------------------------
SAM CUSANO          CHIEF EXECUTIVE OFFICER                                   63,495.00      38,277.48     5,058.27      18,045.23
STEVE MOORE         SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,
                    GENERAL COUNSEL AND SECRETARY                             34,483.63      22,425.30     2,510.58       8,924.95
TOM GARRETT         SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER         31,147.08      21,855.90     1,944.63       6,631.52
GARY SEASE          SENIOR VICE PRESIDENT, LOGISTICS                          35,555.86      18,043.98     2,350.73      10,082.97
CHARLES SEPTER      PRESIDENT AND CHIEF OPERATING OFFICER                     48,845.20      30,792.21     3,847.36      13,573.48
KENNETH BRAME       SENIOR VICE PRESIDENT, INFORMATION SERVICES AND
                    CHIEF INFORMATION OFFICER                                 28,695.20      18,863.33     2,035.60       7,054.51
ROBERT J. PINDRED   VICE PRESIDENT AND TREASURER                              20,289.98       8,922.77       694.10       4,048.96
JOE M. ELLIOTT      ASSISTANT VICE PRESIDENT, PROPERTY ADMINISTRATION         10,164.30      68,845.47       504.47       1,409.50
ERIC KOVATS         VICE PRESIDENT, STORES                                    22,965.40      14,429.08     1,406.86       5,007.37
KARREN PRASIFKA     ASSISTANT GENERAL COUNSEL VICE PRESIDENT                  16,375.30      10,996.53     1,254.71       4,056.26
BILLY STEWART       ASSISTANT VICE PRESIDENT, TAX                              8,183.10       6,058.45       348.07         856.71
KENNETH A. CONWAY   VICE PRESIDENT AND CONTROLLER                             17,933.56      11,267.26       871.08       3,312.60

                    The associate listed below received relocation which is included in the amounts above.

ROBERT J. PINDRED                                                             8,163.85

KENNETH A. CONWAY                                                             3,136.80

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

2. INSURANCE


                                                             COVERAGE       POLICY       EXPIRATION        PREMIUM    DATE COVERAGE
TYPE                       NAME OF CARRIER                    AMOUNT        NUMBER          DATE            AMOUNT      PAID THRU
-----------------------------------------------------------------------------------------------------------------------------------
Property                   Security Ins Co of Hartford     $5 Million     CCIPW12011       5/1/00          $921,750       5/1/00
                           Commonwealth                    $5 Million       US2387         5/1/00           $92,419       5/1/00
                           Westchester Fire                $15 Million     1XA394310       5/1/00           $75,000       5/1/00
                           Allianz Insurance Co            $12 Million    CLP1034720       5/1/00           $30,000       5/1/00
                           TIG Insurance Co                $13 Million    XPT38797554      5/1/00           $32,500       5/1/00
                           Westchester Fire                $30 Million     1XA394311       5/1/00           $15,000       5/1/00
                           Allianz Insurance Co            $12 Million    CLP1034720       5/1/00           $22,500       5/1/00
                           Allianz Insurance Co            $25 Million    CLP1034720       5/1/00           $10,000       5/1/00
Boiler & Machinery         Hartford Steam Boiler           $10 Million       BMTBD         5/1/00           $11,900       5/1/00
Transit                    Security Ins Co of Hartford     $1 Million     CCIMG72820       5/1/00           $10,000       5/1/00
Ocean Cargo                Phoenix Assurance Co of NY      $10 Million      CR37211        5/1/00           $40,000       5/1/00
Special Crime              Reliance Insurance Co           $25 Million    NFK1951937       5/1/02           $13,458       5/1/02
Crime                      National Union Fire Ins Co      $10 Million     858-0797        3/1/00           $56,505       3/1/00
Fiduciary                  National Union Fire Ins Co      $10 Million     267-81-30       3/1/00           $19,462       3/1/00
Employment Practices       Chubb Insurance Co              $10 Million     81278901A       3/1/00          $221,575       3/1/00
Liability                  Royal Insurance Co              $10 Million     PSF000010       3/1/00           $88,200       3/1/00
Directors & Officers       Continental Insurance Co        $10 Million     300714943       3/1/01          $453,500       3/1/01
                           Chubb Insurance Co              $10 Million    81278902-A       3/1/01          $266,666       3/1/01
                           Royal Insurance Co              $10 Million     PSF000009       3/1/01          $133,000       3/1/01
Umbrella                   Federal Insurance Co            $50 Million     79763295       12/31/00          $63,357       1/1/00
Excess Liability           American Guarantee & Liab       $50 Million   AEC287610702     12/31/00          $25,000       1/1/00
International              Cigna Insurance Co              $1 Million      PHF051491      12/31/00           $2,500       1/1/00
Punitive Damages           Chubb Atlantic Indemnity        $50 Million  (00) 3310-05-98   12/31/00          $17,160      12/31/00
Punitive Damages - Excess  Zurich International Bermuda    $50 Million    ZGEB-091 PD     12/31/00           $5,000      12/31/00
General Liability          Cigna Insurance Co              $5 Million    XSLG19903254     12/31/00          $11,032       1/1/00
Workers' Compensation      Pacific Employers Ins Co        Statutory     WLRC42662112     12/31/00          $19,978       1/1/00
WC Excess                  Cigna Insurance Co              Statutory       XWC011950      12/31/00           $1,601       1/1/00
WC Contractual Indemnity   Illinois Union Insurance Co     Statutory     CTPG19903461     12/31/00           $2,083       1/1/00
WC Nevada                  Ace American Ins Co             Statutory     NWCC42662173     12/31/00           $1,743       1/1/00
Auto                       Pacific Employers Ins Co        $1 Million    ISAH07571008     12/31/00           $2,083       1/1/00

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

3. BANK ACCOUNTS


TOTAL CASH AND CASH EQUIVALENTS

CASH IN STORES AND HOME OFFICE
HOME OFFICE                                                                  $     9,750
RETAIL SAFE FUNDS                                                              5,866,770

CORPORATE ACCOUNTS                                                            22,546,707

STORE DEPOSITORY ACCOUNTS
FIRST TENNESSEE                                                                1,725,687
FIRSTAR                                                                          197,742
SOCIETY NATIONAL BANK                                                          1,674,986
BANK OF BOSTON                                                                   411,070
BANK OF BOSTON CONNECTICUT                                                       229,255
MERCANTILE BANK                                                                  300,081
FIRST UNION                                                                    3,295,123
HARRIS TRUST                                                                     991,786
BANK ONE LOUISIANA                                                             1,326,573
ABN - AMRO BANK                                                                1,201,139
COMERICA BANK                                                                    334,487
AM SOUTH                                                                         983,430
BANK OF AMERICA CALIFORNIA                                                       134,564
FIRST AMERICAN NATIONAL BANK                                                     383,821
BANK OF OKLAHOMA                                                                 777,212
CHASE BANK OF TEXAS                                                              980,545
HIBERNIA                                                                         289,409
SINGLE STORE DEPOSITORY ACCOUNTS                                               3,386,076
FIRST NATIONAL BANK OF MARYLAND                                                  112,590
FIFTH THIRD BANK                                                                 303,579
HERITAGE BANK OF NV                                                                  525
WELLS FARGO BANK                                                                 371,084
NATIONSBANK                                                                      395,468
BANK ONE, IN                                                                     659,558
PNC BANK                                                                       2,369,575
BANK ONE , TEXAS                                                                  37,121

CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)             9,322,193

OTHER DEPOSITORY ACCOUNTS
SERVICE MERCHANDISE - MUSCULAR DYSTROPHY ASSOC.                                   18,274
OTHER CASH ACCOUNTS                                                              955,123
                                                                             -----------

TOTAL CASH PER GENERAL LEDGER                                                $61,591,301
                                                                             ===========

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

RECEIPTS AND DISBURSEMENTS

(DOLLARS IN THOUSANDS)


                                       Actual        Actual        Actual        Actual        Actual       Total

                           Monday     11/29/99      12/6/99       12/13/99      12/20/99      12/27/99     11/29/99
                           Sunday      12/5/99      12/12/99      12/19/99      12/26/99       1/2/00       1/2/00
                                      --------      --------      --------      --------      -------      --------

Receipts:
   Sales Receipts                     $100,909      $103,427      $128,333      $172,156      $87,118      $591,943
   Miscellaneous Receipts                   --            23            --            --           --            23
                                      --------      --------      --------      --------      -------      --------
   Total Available collections         100,909       103,450       128,333       172,156       87,118       591,966


Disbursements:
   Merchandise disbursements            33,804        25,391        19,082        26,389       20,335       125,001
   Non-merchandise disbursements        20,505        19,413        27,088        44,975       20,137       132,118

                                      --------      --------      --------      --------      -------      --------
Total Disbursements:                    54,309        44,804        46,170        71,364       40,472       257,119
                                      --------      --------      --------      --------      -------      --------

Net Receipts/(Disbursements)          $ 46,600      $ 58,646      $ 82,163      $100,792      $46,646      $334,847
                                      ========      ========      ========      ========      =======      ========




CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

ROLLING REVISED CASH FLOW FORECAST

(DOLLARS IN THOUSANDS)

                                    Actual        Actual       Forecast       Forecast      Forecast
                                    1/2/00       1/16/00       1/30/00        2/27/00        4/2/00
                                   --------      --------      --------      --------      --------

Ending Total Revolver Balance      $ 42,977      $ 44,849      $101,701      $115,759      $132,151
Term Loan                            99,500        99,250        99,250        99,250        99,250
Standby Letters of Credit            27,227        27,189        27,189        27,189        27,189
Trade Letters of Credit              52,157        45,257        41,873        30,168        27,984
                                   --------      --------      --------      --------      --------
Total Extensions of Credit          221,861       216,545       270,013       272,366       286,574

Borrowing Base                      546,767       528,873       526,980       546,534       530,869
                                   --------      --------      --------      --------      --------

Availability                       $324,906      $312,328      $256,967      $274,168      $244,295
                                   ========      ========      ========      ========      ========



Note:  Report subject to further verification and reconciliation procedures.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE CONPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

4. PAYMENTS TO PROFESSIONALS NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000


  Vendor #                               Vendor Name                         Check Amt.       Check Date   Check #
-------------------------------------------------------------------------------------------------------------------
    99391     Otterbourg, Steindler, Houston & Rosen                        $111,120.87        11/30/99    B0020318
    79108     Ernst & Young                                                 $106,847.00        11/30/99    B0020319
    98176     Price Waterhouse Coopers                                       $29,039.80         12/2/99    30027725
    86237     Brusniak, Clement, Harrison & McCool, PC                          $150.00         12/3/99    30027823
    57117     Deloitte & Touche LLP                                          $78,799.00         12/9/99    30028523
    57117     Deloitte & Touche LLP                                         $200,000.00         12/9/99    30028524
    86237     Brusniak, Clement, Harrison & McCool, PC                          $325.00         12/9/99    30028669
    52999     Butler, Snow, O'Mara, Stevens & Canada                          $3,977.48         12/9/99    30028647
     3323     AvTax, Inc.                                                     $6,684.19        12/17/99    30029778
     3323     AvTax, Inc.                                                     $5,401.25        12/17/99    30029779
     3323     AvTax,Inc.                                                      $7,647.18        12/20/99    30029974
    99277     Rosemont Business Services                                     $16,237.50        12/20/99    30029977
    57117     Deloitte & Touche LLP                                          $57,580.84        12/21/99    30030099
    71403     Seyfarth, Shaw, Fairweather & Geraldson                         $2,738.29        12/21/99    30030177
   100906     Peter J. Solomon                                              $124,432.63        12/21/99    B0020517
    63078     Weil, Gotshal & Manges, LLP                                     $8,797.17        12/21/99    B0020519
    71217     Bass, Berry & Sims PLC                                        $112,488.08        12/21/99    B0020521
    98378     Skadden, Arps, Slate, Meagher, & Flom                         $301,203.00        12/21/99    B0020522
    99391     Otterbourg, Steindler, Houston & Rosen                        $128,588.34        12/21/99    B0020524
    99444     Sitrick & Company                                              $20,091.26        12/21/99    B0020525
    99454     Harwell, Howard, Hyne, Gabbert & Manner, PC                    $40,985.99        12/21/99    B0020526
    79108     Ernst & Young                                                   $1,116.00        12/21/99    B0020529
    80443     Coudert Brothers                                                $5,026.91        12/23/99    30030623
     2642     Waller, Lansden, Dortch, & Davis                                $8,208.17        12/27/99    30031005
    48779     Loss, Pavone & Orel                                               $895.30        12/27/99    30031006
    67017     Barkley & Thompson                                                $612.89        12/27/99    30031009
    69583     McCarthy, Fingar, Donovan, Drazen & Smith, LLP                  $1,145.00        12/27/99    30031010
    80679     Mclain & Merritt                                                  $302.00        12/27/99    30031011
    84740     Taft, Stettinius & Hollister                                      $339.78        12/27/99    30031012
    99104     Jay Alix & Associates                                         $145,747.04        12/29/99    B0020523
    99459     Robert L Berger & Associates                                   $19,752.90        12/30/99    B0020600



    NOTE:     Schedule is on a cash basis.


CHAPTER 11
MONTHLY OPERATING REPORT

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. et al.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

SUMMARY OF ACCOUNTS RECEIVABLE
Month Ended: 01/02/00
FORM OPR-3  NOT APPLICABLE

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: NOVEMBER 29, 1999 THROUGH JANUARY 2, 2000

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4


(DOLLARS IN THOUSANDS)


                                                           DATE                                  TOTAL DUE
                                                         INCURRED             DATE DUE       (1/2/00 BALANCE)
                                                         -----------------------------------------------------

POST PETITION SECURED DEBT
         Revolver Borrowings                             3/27/99              6/30/01            $  42,976
         Facility Standby Letters of Credit              3/27/99              6/30/01               27,227
         Facility Trade Letters of Credit                3/27/99              6/30/01               52,157
         Term Loans                                      3/27/99              6/30/01               99,500
                                                                                                 ---------
         TOTAL EXTENSIONS OF CREDIT                                                              $ 221,860
                                                                                                 ==========


ACCRUED INTEREST PAYABLE                                                                         $   2,113
                                                                                                 ==========